REUNION LAKE – PONCHATOULA, LA ACQUIRED IN JULY 2019 INVESTOR PRESENTATION SEPTEMBER 2019

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third- party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2018, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . changes in general economic conditions, the real estate industry and the markets in which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian and Australian dollars; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of manufactured home buyers to obtain financing; and . the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 2

SUN COMMUNITIES, INC. (NYSE: SUI) OVERVIEW Current Portfolio as of June 30, 2019 4,972 382 communities 226 1,916 consisting of over 1,078 475 588 2,137 724 28,475 671 133,000 sites across 149 413 1,521 324 2,920 2,916 31 states and Ontario, 2,150 562 3,608 1,207 Wine Country RV Resort – Paso Robles, CA 2,446 7,931 1,381 976 1,084 Canada 671 5,659 698 869 1,140 Trailing Twelve Months Rental Revenue 8,690 as of June 30, 2019 84% Headquarters 44,572 Annual Revenues RV - Annual 12%18% 235 MH Communities Manufactured 31% Housing RV - Transient 116 RV Communities Age restricted 72% 16% 31 MH and RV Communities 69% 12% 69% All age 62% 30% 8% Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. 3

POWERING SUN'S GROWTH ENGINE

- Sun is the premier owner and operator of manufactured home ("MH") and recreational vehicle ("RV") communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL

Contractual Rent Increases

Annual historical

2% - 4%

weighted average monthly rental rate increase supported by continued reinvestment into communities

MH Occupancy Gains

95.7%
2Q19 MH Occupancy

66%
of MH communities at 98%+

250bps+
existing MH occupancy upside

Expansions

1,200 – 1,400
2019E vacant site deliveries

~6,700
sites available for expansion after 2019

12% – 14%
expansion IRRs[2]

Transient Conversions

~20,600
Current transient RV sites

~1,100
average yearly converted sites[1]

40% – 60%
1st year revenue uplift once converted

EXTERNAL

Acquisitions

$393mm YTD
investment in 11 communities

2.4x increase
in communities and sites since 2011

High degree of visibility into MH and RV acquisition pipeline

Development

Targeting 2-3
new development project starts / year

800 – 1,000
2019E ground-up site deliveries

7% – 9%
ground-up development IRRs[2]

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 2017-2018 average

2 Expected 5-year unlevered internal rates of return based on certain assumptions

SUN
SUN COMMUNITIES, INC.
4

OPERATING AND FINANCIAL HIGHLIGHTS Financial Performance Quarter Ended June 30, YTD Ended June 30, 2019 2018 % Change 2019 2018 % Change Total Revenue $312.4mm $271.4mm 15.1% $599.8mm $529.4mm 13.3% Total NOI $171.4mm $148.0mm 15.8% $335.8mm $297.1mm 13.1% Same Community Revenue $196.3mm $184.5mm 6.4% $395.4mm $372.4mm 6.2% Same Community NOI $133.5mm $124.5mm 7.2% $274.8mm $256.3mm 7.2% EPS1 $0.46 $0.25 84.0% $0.86 $0.63 36.5% Core FFO / Share1,2 $1.18 $1.07 10.3% $2.36 $2.21 6.8% Operating Highlights QTD YTD Increase in Revenue 668 1,239 Producing Sites Home Sales 927 1,725 New Home Sales 139 264 Vacant HACIENDA DEL RIO – EDGEWATER, FL Expansion Site 121 188 ACQUIRED JANUARY 2019 Deliveries REUNION LAKE RV RESORT – PONCHATOULA, LA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company information. Diluted. 2 Based on fully diluted shares of 91.386 million and 84.223 million for three months ended June 30, 2019 and June 30, 2018, respectively; and 90.715 million and 84.021 million for six months ended June 30, 2019 and June 30, 2018, respectively. 5

2019 YTD Acquisitions & Development Activity

Investment Activity Summary

Acquisitions



$393mm purchase price

11 communities

~4,100 sites

Just announced pending 31 MH community portfolio acquisition for ~$344mm

Ground-up Developments



$79mm YTD spend

1st phases delivered for 3 RV resorts

~600 sites

250 site Costa Vista project in San Diego just approved

Expansions



$52mm YTD spend

Sites delivered at 7 communities YTD

~200 sites

Pursuing additional land inventory purchases

SUN Sun Communities, Inc.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

6

SUN’S FAVORABLE REVENUE DRIVERS . Yearly home move-outs in Sun’s MH communities are less than 1% . Tenure of residents in Sun’s MH communities is approximately 141 years MH Resident Move-out Trends1 6.5% 0.8% Resident Re-sales Resident Move-outs (Home stays in community) (Home leaves community) LAKESHORE LANDINGS – ORLANDO, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1. Annual average (2017 - 2Q 2019 annualized). 7

CONSISTENT AND CYCLE TESTED INTERNAL GROWTH

- Sun's average same community NOI growth has exceeded REIT industry average by ~190 bps and the apartment sector's average by ~185 bps since 1998
- Since 1998, every individual year or rolling 4-quarter period has had positive same community NOI growth

Same Community NOI Growth

Annual Growth Since 1998



Apartment REITs
Sun Communities
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03
2Q04
2Q05
2Q06
2Q07
2Q08
2Q09
2Q10
2Q11
2Q12
2Q13
2Q14
2Q15
2Q16
2Q17
2Q18
2Q19

Average Annual Growth Since 1998



5.0%
SUI:
+ ~185bps
3.2%
SUI:
+ ~190bps
3.1%
Sun Communities
Apartment REITs
REIT Industry

SUN COMMUNITIES, INC.

Source: Citi Investment research, June 2019. *"REIT Industry Average" includes an index of REITs across a variety of asset classes including: self storage; mixed office;* regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures in the attached Appendix.

8

MANUFACTURED HOUSING VS. OTHER RENTAL OPTIONS . Sun’s manufactured homes provide nearly 25% more space at nearly 50% less cost per square foot Sun’s Manufactured Other Rental Homes1 VS. Options2 PRICE $0.78 per sq. ft.  $1.48 per sq. ft. SQUARE FOOTAGE 1,250 sq. ft.  1,000 sq. ft. RENT $975 per month  $1,483 per month 1 Source: Company information. 2 Source: Zillow – U.S. Median Monthly Rent (Zillow rent index, June 2019). Includes multifamily, single family and duplex 2-bedroom rentals 9

MANUFACTURED HOUSING VS. SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $293,727 or $71,900 or roughly 2 years median income roughly 7 years median income $400,000 Manufactured Homes Portion of purchase price attributable to land Single Family Homes $350,000 $300,000 $250,000 $293,727 $263,256 $272,454 $278,409 $200,000 $249,429 $223,085 $203,182 $206,560 $207,950 $150,000 $100,000 Average $50,000 Household $63,100 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 $70,600 $71,900 Income ~$40,0001 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 Source: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2017) 1 Average of 2018 primary applicant household income for SUI’s manufactured housing communities 10

Expansions Provide Attractive Returns

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

~200 expansion sites delivered YTD	12 – 24 months average lease-up for 100-site expansion
~$52 million capital invested YTD	$35k - $40k typical per site construction cost
1,200 – 1,400 2019E vacant expansion site deliveries	Target 12% - 14% IRRs[1]



HILL COUNTRY – NEW BRAUNFELS, TX



BOULDER RIDGE – PFLUGERVILLE, TX

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Expected 5-year unlevered internal rates of return based on certain assumptions

11

MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS Professional Operational Management Adding Value with Expansions Home Sales & Rental Program Call Center & Digital Marketing Outreach Skilled Expense Management Repositioning with Additional Capex Year-end Communities and Sites . Since 2011, Sun has acquired communities valued in excess of $5.2 billion, increasing its number of sites 1 and communities by 2.4x 371 382 341 350 128,454 133,149 117,376 121,892 231 217 188 173 88,612 159 79,554 63,697 69,789 54,811 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Sites Communities Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Includes 30 community dispositions realized in 2014 and 2015. 12

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Sun's annual mortgage maturities in the years 2019 - 2023 average 5.0% of total mortgage debt outstanding

Mortgage Debt Outstanding

principal amounts in thousands

Quarter Ended June 30, 2019

	Principal Outstanding[1]	WA Interest Rates
CMBS	$401,977	5.10%
Fannie Mae	$760,315	4.39%
Life Companies	$1,323,482	4.01%
Freddie Mac	$377,711	3.86%
Total	$2,863,485	4.24%

Mortgage Debt 5-Year Maturity Ladder

amounts in thousands



CMBS
Fannie Mae
Freddie Mac
Life Companies
$58,078
$270,680
$82,155
$307,465
2019
2020
2021
2022
2023

Net Debt / EBITDA[2]



6.6x
7.5x
6.3x
5.6x
5.2x
2015
2016
2017
2018
2Q19

Net Debt / TEV[3]



34.0%
33.8%
28.2%
25.2%
20.2%
2015
2016
2017
2018
2Q19

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information. Refer to regarding non-GAAP financial measures in the attached Appendix.

1 Includes premium / discount on debt and financing costs.

2 The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended June 30, 2019.

3 Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.

information

SUN COMMUNITIES, INC.

13

STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years YTD Total Return 3-year Total Return 35.0% 90.0% 32.7% 30.0% 80.0% 83.5% 70.0% 25.0% 20.7% 60.0% 20.0% 18.4% 50.0% 48.6% 15.0% 40.0% 10.0% 30.0% 20.0% 5.0% 12.8% 10.0% 0.0% 0.0% (5.0%) (10.0%) (20.0%) 5-year Total Return 10-year Total Return 225.0% 1,500.0% 1,533.5% 205.0% 201.8% 185.0% 1,200.0% 165.0% 145.0% 900.0% 125.0% 105.0% 85.0% 600.0% 65.0% 65.2% 319.0% 45.0% 44.9% 300.0% 25.0% 292.4% 5.0% 0.0% (15.0%) Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS) Source: S&P Global as of June 30, 2019. 14

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors in real estate and has consistently outperformed multifamily and most sectors in same community NOI growth since 2000 NOI Growth Sun Communities $242 Sun Communities $240 Manufactured Housing Multifamily $233 Manufactured Housing Industrial $232 Self-storage $220 Mall Office $200 Shopping Centers Self-storage $180 $164 Multifamily $160 $149 Industrial $145 Mall $140 $145 Shopping Centers $136 Office $120 $100 $80 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Source: Citi Investment research, June, 2019. Refer to information regarding non-GAAP financial measures in the attached Appendix. 15

APPENDIX OCEAN BREEZE RESORT – JENSEN BEACH, FL

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. 17

NET INCOME TO FFO RECONCILIATION

(amounts in thousands except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,		
	2019	2018	2019	2018	2018	2017	2016
Net income attributable to Sun Communities, Inc. common stockholders	$ 40,385	$ 20,408	$ 74,716	$ 50,394	$ 105,493	$ 65,021	$ 17,369
Adjustments:							
Depreciation and amortization	76,294	67,977	153,006	134,623	288,206	262,211	221,576
Remeasurement of marketable securities	(3,620)	-	(3,887)	-	3,639	-	-
Amounts attributable to noncontrolling interests	2,158	2,089	2,881	3,978	7,740	4,535	(41)
Preferred return to preferred OP units	537	552	1,064	1,105	2,206	2,320	2,462
Preferred distribution to Series A-4 preferred stock	428	432	860	873	1,737	2,107	-
Gain on disposition of assets, net	(8,070)	(5,835)	(13,749)	(10,374)	(23,406)	(16,075)	(15,713)
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities	108,112	85,623	214,891	180,599	385,615	320,119	225,653
Adjustments:							
Transaction costs	-	-	-	-	-	9,801	31,914
Other acquisition related costs	366	301	526	436	1,001	2,810	3,328
Loss on extinguishment of debt	70	1,522	723	1,718	2,657	6,019	1,127
Debt premium write-off	-	(209)	-	(991)	(1,467)	(1,343)	(839)
Income from affiliate transactions	-	-	-	-	-	-	(500)
Catastrophic weather related charges, net	194	53	976	(2,160)	92	8,352	1,172
Loss of earnings - catastrophic weather related	377	325	377	650	(292)	292	-
Other (income) / expense, net	(1,021)	1,828	(2,919)	4,445	6,453	(8,982)	4,676
Ground lease intangible write-off	-	817	-	817	817	898	-
Deferred tax (benefit) / expense	(96)	112	(313)	(235)	(507)	(582)	(400)
Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities	108,002	90,372	214,261	185,279	394,369	337,384	266,131
Weighted average common shares outstanding - basic	87,130	79,612	86,325	79,233	81,387	76,084	65,856
Weighted average common shares outstanding - fully diluted	91,386	84,223	90,715	84,021	86,141	80,996	70,165
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted	$ 1.18	$ 1.02	$ 2.37	$ 2.15	$ 4.48	$ 3.95	$ 3.22
Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted	$ 1.18	$ 1.07	$ 2.36	$ 2.21	$ 4.58	$ 4.17	$ 3.79

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information.

18

NET INCOME TO NOI RECONCILIATION

(amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,		
	2019	2018	2019	2018	2018	2017	2016
Net income attributable to Sun Communities, Inc., common stockholders	$ 40,385	$ 20,408	$ 74,716	$ 50,394	$ 105,493	$ 65,021	$ 17,369
Other revenues	(7,427)	(6,168)	(15,907)	(12,444)	(27,057)	(24,874)	(21,150)
Home selling expenses	3,626	3,986	6,950	7,276	15,722	12,457	9,744
General and administrative	23,697	21,452	45,584	41,209	81,429	83,973	95,525
Catastrophic weather related charges, net	179	53	961	(2,160)	92	8,352	1,172
Depreciation and amortization	76,153	67,773	152,709	134,210	287,262	261,536	221,770
Loss on extinguishment of debt	70	1,522	723	1,718	2,657	6,019	1,127
Interest expense	34,842	33,050	69,950	64,807	132,783	130,242	122,315
Remeasurement of marketable securities	(3,620)	-	(3,887)	-	3,639	-	-
Other (income) / expense, net	(1,021)	1,828	(2,919)	4,445	6,453	(8,982)	4,676
(Income) / loss from nonconsolidated affiliates	(393)	8	(737)	67	(646)	-	(500)
Current tax expense	272	225	486	399	595	446	683
Deferred tax (benefit) / expense	(96)	112	(313)	(235)	(507)	(582)	(400)
Preferred return to preferred OP units	1,718	1,103	3,041	2,183	4,486	4,581	5,006
Amounts attributable to noncontrolling interests	2,585	2,227	3,626	4,321	8,443	5,055	150
Preferred stock distributions	428	432	860	873	1,736	7,162	8,946
NOI/Gross Profit	$ 171,398	$ 148,011	$ 335,843	$ 297,063	$ 622,580	$ 550,406	$ 466,433

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,		
	2019	2018	2018	2017	2018	2017	2016
Real Property NOI	$ 144,485	$ 125,903	$ 288,025	$ 257,648	$ 533,321	$ 479,662	$ 403,337
Rental Program NOI	26,499	24,572	52,560	48,674	96,112	92,222	84,968
Home Sales NOI / Gross Profit	12,807	10,285	23,148	18,614	42,698	32,294	30,087
Ancillary NOI / Gross Profit	4,785	3,790	6,166	4,975	16,064	10,061	9,641
Site rent from Rental Program (included in Real Property NOI)	(17,178)	(16,539)	(34,056)	(32,848)	(65,615)	(63,833)	(61,600)
NOI / Gross Profit	$ 171,398	$ 148,011	$ 335,843	$ 297,063	$ 622,580	$ 550,406	$ 466,433

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information.

19

NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in thousands)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net income attributable to Sun Communities, Inc., common stockholders	$ 40,385	$ 20,408	$ 74,716	$ 50,394	$ 105,493	$ 65,021	$ 17,369
Adjustments:							
Interest expense	34,842	33,050	69,950	64,807	132,783	130,242	122,315
Loss on extinguishment of debt	70	1,522	723	1,718	2,657	6,019	1,127
Current tax expense	272	225	486	399	595	446	683
Deferred tax (benefit) / expense	(96)	112	(313)	(235)	(507)	(582)	(400)
(Income) / loss from nonconsolidated affiliates	(393)	8	(737)	67	(646)	-	(500)
Depreciation and amortization	76,153	67,773	152,709	134,210	287,262	261,536	221,770
Gain on disposition of assets, net	(8,070)	(5,835)	(13,749)	(10,374)	(23,406)	(16,075)	(15,713)
EBITDAre	$ 143,163	$ 117,263	$ 283,785	$ 240,986	$ 504,231	$ 446,607	$ 346,651
Adjustments:							
Reameasurement of marketable securities	(3,620)	-	(3,887)	-	3,639	-	-
Other (income) / expense, net	(1,021)	1,828	(2,919)	4,445	6,453	(8,982)	4,676
Catastrophic weather related charges, net	179	53	961	(2,160)	92	8,352	1,172
Preferred return to preferred OP units / equity	1,718	1,103	3,041	2,183	4,486	4,581	5,006
Amounts attributable to noncontrolling interests	2,585	2,227	3,626	4,321	8,443	5,055	150
Preferred stock distributions	428	432	860	873	1,736	7,162	8,946
Plus: Gain on dispositions of assets, net	8,070	5,835	13,749	10,374	23,406	16,075	15,713
Recurring EBITDA	$ 151,502	$ 128,741	$ 299,216	$ 261,022	$ 552,486	$ 478,850	$ 382,314

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2019 as well as Press Releases and SEC Filings after June 30, 2019 for additional information.

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